UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2005 (June 7, 2005)

GLOBALSANTAFE CORPORATION

(Exact name of registrant as specified in charter)

Cayman Islands	1-14634	98-0108989
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15375 Memorial Drive, Houston, Texas	77079-4101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 925-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2005 is hereby amended to add the following:

Item 1.01. Entry into a Material Definitive Agreement.

Michael R. Dawson entered into the Company’s form severance agreement with executive officers in connection with his appointment as Senior Vice President and Chief Financial Officer of the Company on June 7, 2005 (the appointment was reported to the Commission on June 8, 2005). The form severance agreement with executive officers is an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

The exhibit to this report is as follows:

Exhibit No.	Description
10.1	Form Severance Agreement with Executive Officers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSANTAFE CORPORATION

Date: July 26, 2005	By:	/s/ Alexander A. Krezel
Alexander A. Krezel
Vice President, Secretary and
Associate General Counsel

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Index to Exhibits

Exhibit Number	Description
10.1	Form Severance Agreement with Executive Officers

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